UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	WSTG	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Notice of Mike Faith to Not Stand for Re-election as Director

On March 9, 2020, Mike Faith notified the Board of Directors (the “Board”) of Wayside Technology Group, Inc. (the “Company”) that he will not stand for re-election as a director at the Company’s 2020 annual meeting of stockholders. Mr. Faith’s decision to not stand for re-election was not due to any disagreement with the Company.

Departure of Kevin Scull as Chief Accounting Officer; Appointment of Michael Vesey as Principal Accounting Officer

On March 12, 2020, the Company eliminated the position of Vice President and Chief Accounting Officer due to a reorganization of responsibilities and as a result, Kevin Scull, the Company’s former Vice President and Chief Accounting Officer will no longer serve in that position.

As a result of the reorganization of responsibilities, Michael Vesey, the Company’s Chief Financial Officer was appointed Principal Accounting Officer in addition to his current role as Principal Financial Officer. Mr. Vesey, age 57, has served as the Company’s Vice President and Chief Financial Officer since October 2016. He served as Vice President of SEC Reporting for OTG Management, Inc., from January to September 2016. Prior to that, Mr. Vesey served as Senior Vice President and Chief Financial Officer from 2011 to 2015, and Vice President Corporate Controller from 2006 to 2011, for Majesco Entertainment Company, a NASDAQ listed publisher and distributor of interactive entertainment software. Mr. Vesey is a certified public accountant and holds a Master of Finance degree from Penn State University. He began his career with the accounting firm KPMG.

In connection with Mr. Vesey’s appointment as Principal Accounting Officer, there is no change to Mr. Vesey’s compensation and existing employment arrangements with the Company, which have been previously disclosed on the Current Report on Form 8-K filed with the SEC on October 4, 2016 and the Company’s 2019 Proxy Statement filed with the SEC on April 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Date: March 13, 2020	By:	/s/ Michael Vesey
Michael Vesey, Vice President and
Chief Financial Officer

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